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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 2, 2003


                              Compuware Corporation
             (Exact name of registrant as specified in its charter)


                                    Michigan
                 (State or other jurisdiction of incorporation)


       000-20900                                          38-2007430

(Commission File Number)                       (IRS Employer Identification No.)

                      One Campus Martius, Detroit, MI 48226
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: (313)227-7300

                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 5: Other Events.

         On September 2, 2003, Compuware Corporation (the "Company") issued a press release announcing that after more than 22 years of services to the Company, President Joseph A. Nathan will retire from Compuware on September 30, 2003. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 12. Results of Operations and Financial Condition.

         See Item 5.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 3, 2003                        COMPUWARE CORPORATION


                                         By:  /s/ Laura L. Fournier
                                            ------------------------------------
                                            Laura L. Fournier
                                            Senior Vice President
                                            Chief Financial Officer





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                                  EXHIBIT INDEX


Number                Description

99.1     Press Release, dated September 2, 2003









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